UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 4, 2005

                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                       000-31149               95-4040623
-------------------------------       ------------         -------------------
(State or other jurisdiction of       (Commission            (IRS Employer
incorporation)                        File Number)         Identification No.)

6053 West Century Boulevard, 11th Floor
Los Angeles, California                                         90045-6438
---------------------------------------                         ----------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (310) 342-5000

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition.

     On March 4, 2005, California Pizza Kitchen, Inc. issued a press release entitled "California Pizza Kitchen Announces Review of Lease Accounting Practices." A copy of the press release is attached as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c)      Exhibits

  Exhibit                                 Description
-----------      ---------------------------------------------------------------

    99.1 Press Release, dated March 4, 2005, entitled "California Pizza Kitchen Announces Review of Lease Accounting Practices."

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 4, 2005                California Pizza Kitchen, Inc.
                             a Delaware corporation


                             By:   /s/ Larry S. Flax
                                   ---------------------------------------------
                                   Larry S. Flax
                                   Co-Chief Executive Officer, Co-President and
                                   Co-Chairman
                                   of the Board


                             By:   /s/ Richard L. Rosenfield
                                   ---------------------------------------------
                                   Richard L. Rosenfield
                                   Co-Chief Executive Officer, Co-President and
                                   Co-Chairman
                                   of the Board

                                 EXHIBIT INDEX


  Exhibit                                 Description
-----------      ---------------------------------------------------------------

    99.1 Press Release, dated March 4, 2005, entitled "California Pizza Kitchen Announces Review of Lease Accounting Practices."